Exhibit 32
MICRUS ENDOVASCULAR CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Micrus Endovascular Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ John T. Kilcoyne
John T. Kilcoyne
President and Chief Executive Officer

By:	/s/ Robert A. Stern
Robert A. Stern
Executive Vice President, Chief Financial Officer and Secretary

Date: August 14, 2006